UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2018

Dextera Surgical Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-51772 (Commission File Number)	94-3287832 (IRS Employer Identification No.)

900 Saginaw Drive, Redwood City, CA (Address of Principal Executive Offices)	94063 (Zip Code)

Registrant’s telephone number, including area code: (650) 364-9975

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, on December 11, 2017, Dextera Surgical filed a voluntary petition for reorganization under Chapter 11 of Title 11 of the United States Code in the United States Bankruptcy Court for the District of Delaware (the “Court”), and on February 20, 2018, Dextera Surgical sold substantially all of its assets to AesDex, LLC. As a result, Dextera Surgical has now ceased to operate as an operating company and is in the process of winding down the company.

As a result of the current status of Dextera Surgical, and to conserve cash for the benefit of the company’s creditors and stockholders, on February 23, 2018:

1.	The Board of Directors terminated the employment and executive officer status of each of the following executive officers of Dextera Surgical, effective March 1, 2018:

a.	Julian Nikolchev, Chief Executive Officer and President;

b.	Thomas Palermo, Chief Operating Officer;

c.	Liam J. Burns, Vice President, Worldwide Sales and Marketing; and

d.	Gregory P. Watson, Vice President, Operations;

2.

The Board of Directors designated Robert Y. Newell, Dextera Surgical’s Vice President, Finance and Chief Financial Officer, as Dextera Surgical’s principal executive officer – Mr. Newell will be the sole remaining executive officer of Dextera Surgical;

3.

Each of the directors Thomas A. Afzal, Gregory D. Casciaro, R. Michael Kleine and Samuel E. Navarro resigned as directors of Dextera Surgical, effective at the close of business on February 23, 2018 – Michael Bates and Julian Nikolchev will remain as the sole members of the Board of Directors to oversee the wind down of the company;

4	The Board of Directors reduced the size of the Board to two directors, effective at the effective time of the resignations of the four directors disclosed immediately above; and

5.	The Board of Directors reduced the compensation of the remaining directors of the company to a quarterly retainer of $7,500.00 per quarter.

The Board of Directors took these actions to conserve cash to pay the company’s creditors and for the benefit of the Dextera Surgical stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dextera Surgical Inc.

Date: February 27, 2018	By:	/s/ Robert Y. Newell
Robert Y. Newell
Chief Financial Officer